SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 8, 2002



                                   DIACRIN, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-2139                22-3016912
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


     Building 96, 13th Street
       Charlestown Navy Yard
          Charlestown, MA                                  02129
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  (Address of principal executive                        (Zip Code)
              offices)


       Registrant's telephone number, including area code: (617) 242-9100

                                       N/A
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         (a) On July 8, 2002, Diacrin, Inc. (the "Company") dismissed
Arthur Andersen LLP ("AA") as the Company's independent accountants.
The dismissal of AA was approved by the Audit Committee of the Board of Directors. The reports of AA on the Company's financial statements for fiscal years 2001 and 2000 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and through July 8, 2002, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years, nor were there any reportable events pursuant to Item 304(a)(1)(v).

         The Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AA agrees with the above statements. The Company was not able to obtain a letter after reasonable efforts and, in accordance with Item 304T, is filing this Form 8-K without a letter.

         (b) On July 8, 2002, the Company engaged PricewaterhouseCoopers LLP ("PWC") as its independent certifying accountants for the fiscal year ending December 31, 2002. The appointment of PWC was approved by the Audit Committee of the Board of Directors.

         During fiscal years 2001 and 2000 and through July 8, 2002, the Company did not consult with PWC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was the subject of a disagreement with AA or reportable event pursuant to Item 304(a)(1)(v) of Regulation S-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 11, 2002             DIACRIN, Inc.

                                    By:  /s/ Kevin Kerrigan
                                         -----------------------------------
                                         Kevin Kerrigan
                                         Controller